SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

ECB BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
ECB BANCORP, INC. 2023 Annual Meeting Vote by September 06, 2023 11:59 PM ET

 You invested in ECB BANCORP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 07, 2023.

 Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 24, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*

If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com                    Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

	Nominees:	For

01 Joseph Sachetta 02 Susan Sgroi

2.	Approval of the ECB Bancorp, Inc. 2023 Equity Incentive Plan.	For

3.	Ratification of the selection of Baker Newman & Noyes LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

1.00000

322,224

FLASHID-JOB#	148,294

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

ECB BANCORP, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	ECB Bancorp, Inc. 419 Broadway Everett, Massachusetts 02149

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on September 7, 2023

*Shareholders are cordially invited to attend the Annual Meeting and vote in person.

At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2023 Annual Meeting of Shareholders of ECB Bancorp, Inc. will be held at the Company’s main office located at 419 Broadway, Everett, Massachusetts 02149, on Thursday, September 7, 2023 at 4:30 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	The election of two directors to serve for a term of three years;

(2)	The approval of the ECB Bancorp, Inc. 2023 Equity Incentive Plan;

(3)	The ratification of the selection of Baker Newman & Noyes LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(4)	To address such other matters as may properly come before the 2023 annual meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

MOBILE VOTING	Vote Your Proxy on the Internet:
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.	Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER
The Proxy Materials are available for review at:
https://www.cstproxy.com/ecbbancorp/2023

ECB Bancorp, Inc.

419 Broadway

Everett, Massachusetts 02149

Important Notice Regarding the Availability of Proxy Materials

For the 2023 Annual Meeting of Shareholders to be Held On September 7, 2023

The following Proxy Materials are available to you to review at: https://www.cstproxy.com/ecbbancorp/2023

-	the Company’s Annual Report for the year ended December 31, 2022
-	the Company’s 2023 Proxy Statement
-	the Proxy Card
-	any amendments to the foregoing materials that are required to be furnished to shareholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before August 24, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or

By logging on to https://www.cstproxy.com/ecbbancorp/2023 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.